Exhibit 32.1
CERTIFICATION
I, Robert L. G. White, Chief Executive Officer and I, Joseph F. Spanier, Chief Financial Officer of Breeze-Eastern Corporation (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Annual Report, as amended on Form 10-K/A-1 of the Company for the annual period ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 31, 2007
/s/ Robert L. G. White
_____________________________________
Robert L. G. White, Chief Executive Officer
/s/ Joseph F. Spanier
_____________________________________
Joseph F. Spanier, Chief Financial Officer

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